SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 23, 2004



                                   UNOVA, INC.
               (Exact name of registrant as specified in charter)


         Delaware                  001-13279                   95-4647021
(State or other jurisdiction     (Commission                (I.R.S. Employer
     of incorporation)            file number)            Identification Number)


                  6001 36th Avenue West                        98203-1264
                   Everett, Washington                         (Zip Code)
                      www.unova.com
 (Address of principal executive offices and Internet site)

       Registrant's telephone number, including area code: (425) 265-2400




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Item 5. Other Events and Regulation FD Disclosure.

On July 23, 2004, UNOVA, Inc. issued a press release announcing the election of Gregory Hinckley to its Board of Directors, which was expanded from nine to ten members. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)      The following exhibit is filed as part of this report:

Exhibit          Description
-------          -----------
  99.1           Press Release issued by UNOVA, Inc. dated July, 23, 2004.


  99.2           Press Release issued by UNOVA, Inc., dated July 26, 2004.



Item 9.  Regulation FD Disclosure

The following information is being furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 23, 2003).

On July 26, 2004, UNOVA, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 UNOVA, INC.


                                                 By: /s/ Michael E. Keane
                                                     -------------------------
                                                     Michael E. Keane
                                                     Senior Vice President and
                                                     Chief Financial Officer


July 26, 2004